UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on Wednesday, June 8, 2016, at which the following matters were submitted to a vote of the shareholders. Each of the matters was described in the Company’s 2016 Proxy Statement. The votes as to each such matter were as follows:

(1)     Votes regarding the election of the persons named below as Class III directors for a term expiring in 2019:

	For	Withheld	Broker Non-Votes
Andrea Robertson	48,553,871	433,514	1,723,019
James M. Rutledge	48,476,703	510,682	1,723,019
Lauren C. States	48,538,058	449,327	1,723,019
(2)     Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
48,515,780	437,724	33,881	1,723,019
(3)     Vote to ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
50,341,593	356,574	12,237	-0-

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

June 13, 2016	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer

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